INVESTOR PRESENTATION NOVEMBER 2020

FORWARD LOOKING STATEMENT This Presentation contains certain forward-looking statements in respect of various matters including upcoming events that involve known and unknown risks and uncertainties that are beyond the control of Management. Those risks and uncertainties include, among other things, risks related to: share prices, liquidity, credit worthiness, currency, insurance, dilution, ability to access capital markets, interest rates, dependence on key personnel and environmental matters. Management believes that the expectations reflected in forward-looking statements are based upon reasonable assumptions and information currently available; however, Management can give no assurance that actual results will be consistent with these forward-looking statements. Factors and assumptions that were applied in drawing conclusions and could cause actual results, performance, or achievements to differ materially from those expressed or implied by forward-looking statements, include, but are not limited to, general economic conditions, competition, availability of manufacturing supply or quality, a vailability and quality of raw materials, the Company’s ability to maintain key employees and other factors identified in the “Risk Factors” section of the Company’s Management’s Discussion and Analysis (MD&A) available at www.xpel.com/relations. 2

THE LEADER IN PROTECTIVE FILMS AUTOMOTIVE PAINT PROTECTION FILMS AUTOMOTIVE WINDOW TINT HOME & OFFICE WINDOW FILMS 3

A BRAND BUILT OVER 20 YEARS HEADQUARTERED IN SAN ANTONIO, TX FOUNDED IN 1997 NASDAQ: XPEL 300 FULL TIME EMPLOYEES GLOBAL OPERATIONS 4

HISTORY THAT CONTINUES TO SET THE STANDARDS OPEN PARASOL CANADA ASIA OFFICE ACQUISITION DESIGN ACCESS PROGRAM ULTIMATE PAINT PROTECTION FILM CENTRE 1998-2007 2010 2011 2014 2015 2016 2017 2018 2019 2020 (SYMBOL: XPEL) STANDARD PAINT PROTECTION FILM OPEN OPEN EUROPEAN HQ XTREME UNITED KINGDOM PAINT PROTECTION FILM OFFICE OPEN NETHERLANDS OFFICE OPEN MEXICO OFFICE GERMANY OFFICE 5

KEY INVESTMENT HN M TEC OLOG FIL Y HIGHLIGHTS D E A C P I S V O R F E T Strong Recognition as Premium Brand S W R A E R M E O T S Significant Domestic and International U C Market Opportunity M A R K E E PRODUCTS T R Robust Growth, Profitability and I N U T G C Strong Balance Sheet & U L R E T A S D A R G F E N High Insider Ownership Creates Firm N I E N R O A I T T I U O Alignment with Shareholders B N I R T S I D Results Driven Management Team With Proven Track Record 6

COMPLETE PROTECTION COVERAGE BUMPER HOOD HEADLIGHTS & FOG LIGHTS FENDERS MIRRORS A-PILLARS & ROOFLINE DOOR SILL DOOR EDGES & DOOR CUPS ROCKER PANELS & REAR LUGGAGE STRIP WHEEL IMPACT AREA 7

Invisible, Cut-To-Fit Protection Film Protects from Rock Chips, Bug Acids, and Road Debris Damage Professionally Installed New-Car Product AUTOMOTIVE Film for Heat Rejection, Security and Appearance PRODUCTS 4 Core Lines of Film, Something For Everyone High-End Products for Margin, Differentiation Hydrophobic Coating Applied to PPF and Painted Surfaces Allows for Easy Finished Maintenance and Cleaning Opportunity for More Revenue Per Car 8

END CUSTOMER PPF ECONOMICS COVERAGE - FULL CAR COVERAGE - FULL FRONT COVERAGE - PARTIAL HOOD Covers entire car. Covers entire painted front bumper, hood, fenders, Covers 6” - 12” of leading edge of hood. headlights and backs of the painted mirrors. $4000 - $6000 $100 - 200 $1800 - $2500 FACTORS INFLUENCING PRICING Coverage Retail vs Wholesale Regional Variation 9

Cloud-Based Application Updated Daily with 80,000 Vehicle Applications Pre-Cut Film Prevents Cutting on Car DESIGN ACCESS PROGRAM Reduces Installation Time, Material Waste CERTIFIED TRAINING THE XPEL Essential to New Customer Success and Industry Growth DIFFERENCE Corporate Training Facilities in 5 Countries PPF, Automotive Window Tint, Architectural Window Films, Ceramic Coating Extensive On and Off-line Marketing and Lead Generation Sponsorships, Events and Influencer Campaigns BRAND PRESENCE Positions XPEL as the Premium Brand 10

NON-AUTOMOTIVE PRODUCTS SURFACE PROTECTION Sell to a Variety of Niche Solar Control and Security for Commercial Non-Automotive Uses and Residential Applications Electronics, Stainless Steel, Solid Distinct Customer Set, But Similar Profile Surface Countertops and More to Automotive Antimicrobial Surface Protection Constantly Evaluating New Large Addressable New Market Applications to Elevate Support Screens, Electronics, Consumer Surfaces Primarily B2B Sale and Available to Current Customers 11

XPEL REVENUE ECOSYSTEM PRODUCT INSTALLATION REVENUE 92 % SERVICE REVENUE 8% $ 150 - $ 375 / CAR DIRECT - 65 % INDIRECT - 35 % SERVICE LOCATIONS US UK CANADA INTERNATIONAL DISTRIBUTORS 6 1 2 INDEPENDENT NEW CAR INSTALLERS DEALERSHIP $ 800 - $ 2500 $ 600 - $ 1500 / CAR / CAR END END NEW CAR CONSUMER CONSUMER DEALERSHIP 12

STRATEGIC INITIATIVES CONTINUE GLOBAL EXPANSION Operations in 9 Countries Build Out Sales Team In Under-penetrated Geographies DRIVE GLOBAL BRAND AWARENESS High Visibility At Premium Events Advertising Placement In Media Consumed By Car Enthusiasts EXPAND NON-AUTOMOTIVE PRODUCT PORTFOLIO Find Opportunities That Leverage The Channel and Brand Find Opportunities That Leverage Existing Products & Technology CHANNEL EXPANSION VIA ACQUISITION Acquire Select Installation Facilities in Key Markets Acquire International Partners for Global Reach 13

REVENUE TREND IN MILLIONS $129.9M $130,000 $120,000 18.2% $109.9M $110.3M $110,000 Q 3 $46.1M $100,000 (29.5%) GROWTH Q vs Q $90,000 33.2% CAGR $80,000 63.3% $70,000 $67.3M $60,000 30.0% Q 2 $35.8M $51.8M (19%) $50,000 24.8% GROWTH $41.5M Q vs Q $40,000 $30,000 Q 1 $28.4M $20,000 (14.8%) GROWTH Q vs Q 2015 2016 2017 2018 2019 Q3 2020 YTD IFRS U.S. GAAP 14

2020 SALE MIX BY REGION CONTINENTAL EUROPE 8.5% UK CANADA 2.9% 13% UNITED STATES 48.7% CHINA 19.4% ASIA PACIFIC 3.1% LATIN MIDDLE EAST / AMERICA AFRICA 1.4% 2.9% OTHER .1% 15

GROSS MARGIN TREND IN MILLIONS $45,000 $43.5M $40,000 50.0% $33.4M $35,000 40.0% $30,000 36.3% 33.5% 32.8% 34.8% 30.4% $25,000 30.0% GROSS GROSS MARGIN 24.8% MARGIN $ % $20,000 20.0% $16.7M $16.0M $15,000 $11.7M $10.3M 10.0% $10,000 $5,000 0.0% 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 U.S. GAAP 16

EBITDA PROFILE IN MILLIONS $20,000 100.0% $18.7M 95.0% $17.2M 90.0% 85.0% 80.0% $15,000 75.0% 70.0% $13.0M 65.0% 60.0% EBITDA EBITDA $ 55.0% % $10,000 50.0% 45.0% 40.0% 35.0% 30.0% $5,000 25.0% $3.6M 20.0% 15.0% 15.6% 14.4% 11.9% 10.0% $1,000 5.0% 5.4% 0.0% 2017 2018 2019 Q3 2020 YTD U.S. GAAP 17

NET INCOME TREND IN MILLIONS $15,000 $14.0M 50.0% $12.2M 45.0% 40.0% $10,000 $8.7M 35.0% NET 30.0% NET INCOME INCOME $ 25.0% % $5,000 20.0% 15.0% $2.2M 11.1% 10.0% 10.8% $1.5M $1.0M 7.9% 5.0% $1,000 3.6% 4.2% 1.5% 0.0% 2015 2016 2017 2018 2019 Q3 2020 YTD IFRS U.S. GAAP 18

STRONG FINANCIAL POSITION U.S. GAAP - IN MILLIONS 2018 2019 2020 YTD CASH • CASH EQUIVALENTS $4.0 M $11.5M $27.2M NET WORKING CAPITAL $12.5M $24.5M $37.1M ACCOUNTS RECEIVABLE $5.6M $7.2M $9.0M TOTAL INVENTORY $10.8M $15.1M $19.0M TOTAL ASSETS $30.5M $51.6M $76.2M TOTAL DEBT $1.8M $0.8M $6.7M (EXCLUDES LEASE OBLIGATIONS) CASH FLOW FROM OPS (Q3 YTD) $6.8M $11.0M $14.2M 19

MACRO GROWTH OPPORTUNITIES Rock Chips Are Top Consumer Complaint Paint Protection Film Low Penetration to New Cars Sold Fragmented Market Provides Opportunity Ripe for Consolidation Dealerships Need Tangible, Profitable Products Window Film First Example of Leveraging Channel Opportunity Equivalent Opportunities Domestically & Internationally 20

APPENDIX

NON - GAAP MEASURES EBITDA RECONCILIATION U.S. GAAP - IN MILLIONS THREE MONTHS ENDED NINE MONTHS ENDED Sept. 30, 2020 Sept. 30, 2019 Sept. 30, 2020 Sept 30, 2019 NET INCOME $6,608,248 $4,509,285 $12,193,292 $9,376,598 INTEREST $68,368 $23,851 $173,480 $81,631 TAXES $1,736,330 $999,072 $3,250,780 $2,503,365 DEPRECIATION $325,643 $234,297 $889,820 $655,385 AMORTIZATION $239,571 $199,582 $705,692 $570,954 EBITDA $8,978,160 $5,966,087 $17,213,064 $13,187,933

San Antonio, TX USA +1 210-678-3700 XPEL.COM COMPLETE PROTECTION, UNSEEN.